UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BIO GREEN MED SOLUTION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the link to the virtual meeting website included in the Definitive Proxy Statement filed by Bio Green Med Solution, Inc. (the “Company”) with the Securities and Exchange Commission on April 27, 2025 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the incorrect link for attending the 2026 Meeting was inadvertently used for the 2026 Meeting.

Please note that no other changes have been made to this Proxy Statement and that a correct version of the proxy card was included in the Proxy Statement previously filed and that will be mailed to the Company’s stockholders.

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

April 27, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Bio Green Med Solution, Inc. (the “Company”) to be held at 12:30 p.m., E.D.T., on June 18, 2026. We have decided to hold this year’s annual meeting via live audio webcast on the internet (the “Annual Meeting” or “Meeting”). We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BGMS2026. You will not be able to attend the Annual Meeting in person.

The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the Annual Meeting and provide information about us that the holders of our common stock (the “Common Stock”) should consider when voting.

At the Annual Meeting, we will ask our holders of Common Stock to:

1.	To elect the following individuals as Class I Directors, each of whom has been nominated for re-election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Dr. Satis Waran Nair Krishnan, and (b) Inigo Angel Laurduraj;

2.	To ratify the appointment of SFAI Malaysia Plt. (PCAOB: 7167), as our independent auditors for the 2026 fiscal year ending December 31, 2026; and

3.	To approve, on an advisory basis, our executive compensation.

In addition to these proposals, you may be asked to consider any other matters that properly may be presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important.

Sincerely,

/s/ Datuk Dr. Doris Wong

Datuk Dr. Doris Wong

Chief Executive Officer and Executive Director

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

April 27, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Time:	12:30 p.m. E.D.T

Date:	June 18, 2026

Access:	This year’s Annual Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BGMS2026 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual Annual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of the accompanying proxy statement.

Purposes:	For the holders of our common stock (“Common Stock”):

1.	To elect the following individuals as Class I Directors, each of whom has been nominated for re-election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Dr. Satis Waran Nair Krishnan, and (b) Inigo Angel Laurduraj;

2.	To ratify the appointment of SFAI Malaysia Plt. (PCAOB: 7167), as our independent auditors for the 2026 fiscal year ending December 31, 2026; and

3.	To approve, on an advisory basis, our executive compensation.

In addition, our holders of Common Stock shall consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors recommends the approval of each of these proposals.

WHO MAY VOTE?

You may vote if you were the record holder of our Common Stock at the close of business on April 20, 2026. A list of stockholders of record will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at the office of our Secretary at the above address. All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

By order of the Board of Directors

/s/ Kiu Cu Seng

Kiu Cu Seng, Secretary

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

PROXY STATEMENT FOR BIO GREEN MED SOLUTION, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2026

This proxy statement, along with the accompanying notice of the 2026 Annual Meeting of stockholders, contains information about the 2026 Annual Meeting of stockholders of Bio Green Med Solution, Inc., including any adjournments or postponements of the Annual Meeting. This year’s Annual Meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BGMS2026. You will not be able to attend the Annual Meeting physically.

In this proxy statement, we refer to Bio Green Med Solution, Inc. as “BGMS,” “the Company,” “we,” “our” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

On or about May 4, 2026, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2026 Annual Meeting of stockholders and our 2025 annual report to stockholders.

____________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JUNE 18, 2026

This proxy statement, the notice of 2026 Annual Meeting of stockholders, our form of proxy card and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2025 filed on March 30, 2026 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.bgmsglobal.com.

You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Bio Green Med Solution, Inc., Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Bio Green Med Solutions, Inc. is soliciting your proxy to vote at the 2026 Annual Meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting, to be held at 12:30 p.m., E.D.T., on June 18, 2026. This year’s Annual Meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BGMS2026. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual stockholder meeting log-in page. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will not be able to attend the Annual Meeting physically. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the 2025 notice of Annual Meeting of stockholders, the proxy card or cards and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 because you owned shares of our common stock (“Common Stock”) on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about May 4, 2026.

How will the Annual Meeting be conducted?

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the Board has broad responsibility and legal authority to adopt rules and regulations for the Annual Meeting to ensure the meeting is conducted in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman of the Board (the “Chairman”) may also exercise discretion in recognizing stockholders’ comments or questions and in determining the extent of discussion on each item of business. Questions pertinent to meeting matters will be answered at the conclusion of the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to meeting matters and therefore will not be answered. Dialogue can also be facilitated with interested parties outside the meeting as described below under “Stockholder Communications to the Board of Directors.” The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all stockholders.

We are urging all stockholders to take advantage of voting in advance by mail, by telephone or through the Internet.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Accordingly, on or about May 4, 2026, we are mailing or delivering electronically to certain of our stockholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access our proxy materials on the Internet and vote or, alternatively, how to request that a copy of the proxy materials be sent to them by mail. Most stockholders will not receive printed copies of the proxy materials unless they request them.

We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you receive the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

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Why Are You Holding a Virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.

How do I access the Virtual Annual Meeting?

The live webcast of the Annual Meeting will begin promptly at 12:30 p.m. E.D.T. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/BGMS2026 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the Annual Meeting.

Who may attend the meeting?

All stockholders as of the Record Date may attend the Annual Meeting. If you are a registered holder, to gain admission, you will need valid picture identification or other proof that you are a stockholder of record of Common Stock as of the Record Date. If your Common Stock is held in a bank or brokerage account, a recent bank or brokerage statement showing that you owned Common Stock on the Record Date will be required for admission. To obtain directions to attend the Annual Meeting and vote in person, please contact Investor Relations by sending an email to info@bgmsglobal.com.

Who May Vote?

Only stockholders who own our Common Stock at the close of business on April 20, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were 5,519,456 shares of our Common Stock outstanding and entitled to vote on the proposals submitted to our holders of Common Stock.

If on April 20, 2026 your shares of our Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

If on April 20, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or if applicable, our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

For the ten-day period immediately prior to the Annual Meeting, the list of the stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our offices at Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. The list of the stockholders will also be available for inspection at the Annual Meeting.

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What Proposals Can I Vote on as a Holder of Preferred Stock?

The holders of Preferred Stock are not entitled to vote on any current proposals.

Pursuant to the terms of the Certificate, holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends payable in equal quarterly installments on each of February 1, May 1, August 1, and November 1. The Certificate further provides that, if the Company is in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of members of the Company’s Board of Directors will be increased by two, effective as of the time of election of such directors, and the holders of Preferred Stock, voting separately as a class, will have the right to vote and elect such two additional directors. This right is accrued to the holders of our Preferred Stock as of August 2, 2010. The Company is current in the payment of quarterly dividends on the Preferred Stock, most recently, on January 12, 2026, the Board of Directors of the Company declared a quarterly cash dividend of $0.15 per share on the Preferred Stock, which dividend was paid on February 1, 2026, to Preferred Stock stockholders of record as of the close of business on January 22, 2026.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote with respect to each of the proposals to be voted on by holders of Common Stock presented in the proxy statement.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our transfer agent, Equiniti Trust Company LLC, or you have stock certificates registered in your name, you may vote:

BY INTERNET OR BY TELEPHONE. FOLLOW THE INSTRUCTIONS ON YOUR NOTICE TO VOTE OVER THE INTERNET. IF YOU RECEIVED A PROXY CARD IN THE MAIL, THE PROXY CARD WILL HAVE INSTRUCTIONS FOR VOTING OVER THE INTERNET OR BY TELEPHONE.

BY MAIL. IF YOU RECEIVED ONE OR MORE PROXY CARDS BY MAIL, YOU CAN VOTE BY MAIL BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT YOUR SHARES VOTED, THEY WILL BE VOTED AS RECOMMENDED BY OUR BOARD OF DIRECTORS.

AT THE MEETING. YOU MAY VOTE YOUR SHARES ELECTRONICALLY AT THE VIRTUAL ANNUAL MEETING. YOU WILL NEED THE 16-DIGIT CONTROL NUMBER ON YOUR NOTICE OR PROXY CARD IN ORDER TO VOTE AT THE MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE ENCOURAGE YOU TO VOTE IN ADVANCE SO THAT YOUR VOTE WILL BE COUNTED IN THE EVENT YOU DECIDE NOT TO ATTEND.

If your shares are held in “street name” by a bank, broker or other nominee, please see the materials you received from your bank, broker or other nominee for voting instructions. To participate and vote during the Annual Meeting, you will need the 16-digit control number included on your Notice or your voting instruction form. If you do not have your 16-digit control number, you may gain access to and vote at the meeting by logging in to website of your bank, broker or other nominee and selecting the stockholder communications mailbox to access the meeting. Even if you plan to attend the Annual Meeting virtually, we encourage you to vote in advance so that your vote will be counted in the event you later decide not to attend. Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T., on June 17, 2026.

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What are the voting recommendations of the Company’s Board?

The Board recommends that stockholders vote:

●	“FOR” the re-election of each of Dr. Satis Waran Nair Krishnan (Class 1), and Inigo Angel Laurduraj (Class 1), nominees for directors (Proposal 1);

●	“FOR” the ratification of the appointment of SFAI Malaysia Plt., as our independent auditors for the 2026 fiscal year ending December 31, 2026 (Proposal 2); and

●	“FOR” the approval, on an advisory basis, our executive compensation (Proposal 3).

In addition, our holders of Common Stock shall consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors recommends the approval of each of these proposals. If any other matter is properly presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you submit a proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the Annual Meeting at Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200, Attention: Kiu Cu Seng, Chief Financial Officer, Executive Director and Secretary;

●	By submitting a later proxy by Internet or by telephone as instructed above; or

●	By attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Internet Availability Notice or Proxy Card?

You may receive more than one Internet Availability Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

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Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has no authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted on at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted.

What Vote Is Required to Approve Each Proposal and How Are Votes Counted?

Proposal 1: Election of Directors: We are asking stockholders to vote upon the election of the directors named in our Proxy Statement and recommended for nomination by our Governance Committee and nominated by our Board, each to hold office for a three-year term expiring at the 2029 annual meeting of stockholders or upon his or her successor being elected and qualified, or until his or her earlier resignation, retirement, death, disqualification or removal. A plurality of the affirmative votes cast by stockholders present in person or represented by proxy and entitled to vote is required for the election of each such director nominee. You may vote either “FOR” or “WITHHOLD” your vote from any one or more of the nominees. Votes that are withheld and broker non-votes will have no effect on the election of directors because only votes “FOR” a nominee will be counted. That said, in an uncontested election, any director nominee who receives a greater number of votes “withheld” than votes “for” such director nominee’s election is required to promptly tender his or her resignation, subject to acceptance by the Board, in accordance with our Bylaws. The Board’s decision, which will not involve the participation of any incumbent director who fails to receive a majority of the votes cast in an uncontested election of directors, will be promptly disclosed in a public announcement. There is no cumulative voting in the election of directors.

Proposal 2: Ratification of the Audit Committee’s appointment of the independent registered public accounting firm: Ratification of the appointment of SFAI Malaysia Plt. to serve as our independent registered public accounting firm for 2026 requires that a majority of the votes represented at the Annual Meeting, in person or by proxy, be voted “FOR” the proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this matter. If you vote to “ABSTAIN” with respect to this proposal, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote “AGAINST” the proposal. The ratification of the Audit Committee’s appointment of the independent registered public accounting firm is considered a routine matter for which a bank, broker or other holder of record will have discretionary authority to vote on behalf of the beneficial owners of shares held by the bank, broker or other holder, even in the absence of specific instructions from the beneficial owner.

Proposal 3: Approval, in an advisory vote, of the compensation of our named executive officers, as disclosed in the Proxy Statement: An advisory vote on the compensation of our named executive officers is required pursuant to Section 14A of the Securities and Exchange Act of 1934 (“Exchange Act”). The affirmative vote of a majority of the votes represented at the Annual Meeting, in person or by proxy, is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this matter. If you vote to “ABSTAIN” with respect to this proposal, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will also have the same effect as a vote “AGAINST” the proposal. Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of this vote and will take it into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge Financial Solutions, Inc., however, will forward to management any written comments you make, on the proxy card or elsewhere.

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Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final, results, if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Laurel Hill Advisory Group, LLC, to act as our proxy solicitor in connection with the proposals to be acted upon at our Annual Meeting. Pursuant to our agreement, Laurel Hill Advisory Group, LLC will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. For these services, we will pay a fee of approximately $7,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, at the meeting or by proxy, of the holders of a majority of the voting power of all outstanding shares of our Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the Proposals.

Attending the Annual Meeting

This year, the Annual Meeting will be held in a virtual meeting format only. To attend the Annual Meeting, go to www.virtualshareholdermeeting.com/BGMS2026 shortly before the meeting time, and follow the instructions. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple of our stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Internet Availability Notice. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If you send an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by:

●	following the instructions provided on your Internet Availability Notice or proxy card;

●	following the instructions provided when you vote over the Internet; or

●	going to www.proxyvote.com and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock and our preferred stock (the “Preferred Stock”) as of April 20, 2026 for (a) each of our named executive officers, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock or Preferred Stock, relying solely upon the amounts and percentages disclosed in their public filings.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of April 20, 2026 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of an individual or group but do not deem them to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.

The percentage of ownership of Common Stock is based on 5,519,456 shares of Common Stock outstanding as of April 20, 2026. The percentage of ownership of Preferred Stock is based on 135,537 shares of Preferred Stock outstanding as of April 20, 2026.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock(2)	Number of Shares of Preferred Stock Beneficially Owned (2)	Percentage of Preferred Stock Owned (2)
Dr. Satis Waran Nair Krishnan	-	%	-	-
Inigo Angel Laurduraj	-	%	-	-
Soon Ping Pappas	-	%	-	-
Datuk Dr. Doris Wong Sing Ee(3)	1,111,131	20.13%	-	-
Kiu Cu Seng	200,000	3.62%	-	-
Executive officers and directors as a group (5 persons)	1,311,131	23.75%	-	-
5% or more stockholders
Yap Kim Choy(4)	467,535	8.47%	-	-
Fitters Diversified Berhad(5)	279,248	5.06%	-	-

*	Represents beneficial ownership of less than one percent of our outstanding shares of Common Stock.

(1)	Unless otherwise indicated, the address of each beneficial owner listed below is c/o Bio Green Med Solution, Inc., Bio Green Med Solution, Inc., Level 10, Tower 11, Avenue 5, No. 8 Jalan Kerinchi, 59200 Kuala Lumpur, Malaysia.

(2)	Assumes the sale of all shares of Common Stock being offered pursuant to this prospectus.

(3)	The Company’s Chief Executive Officer, Datuk Dr. Doris Wong Sing Ee is the Majority Stockholder referred to herein who controls the management and affairs of the Company, and currently can control matters requiring the approval by the Company’s stockholders, including the election of directors, any merger, consolidation or sale of all or substantially all of its assets, and any other significant corporate transaction.

(4)	Based solely on Form 4 filed with the SEC on November 5, 2025 by Yap Kim Choy.

(5)	Based solely on Form 13/G filed with the SEC on October 21, 2025 by Fitters Diversified Berhad.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of three classes, as set forth below.

Set forth below are the names of the persons who are nominated as directors for election at the Annual Meeting as well as the directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Datuk Dr. Doris Wong	44	Chief Executive Officer and Executive Director
Kiu Cu Seng	37	Chief Financial Officer, Executive Director and Secretary
Soon Ping Pappas	35	Independent Director
Dr. Satis Waran Nair Krishnan	40	Independent Director
Inigo Angel Laurduraj	41	Independent Director

Board Diversity Matrix (as of April 27, 2026)

This table provides information on the diversity of our current Board of Directors:

Total Number of Directors	5
	Female	Male
Part I: Gender Identity
Directors	3	2
Part II: Demographic Background
African American or Black	0	0
Hispanic or Latinx	0	0
Asian	3	2
White	0	0

Datuk Dr. Doris Wong. Datuk Dr. Wong has served as our Chief Executive Officer and Executive Director since February 26, 2025. Datuk Dr. Wong is a seasoned leader with more than 20 years of management experience across various industries ranging from oil and gas, property development, solar, engineering, advertising, food and beverage, raw materials and more. She specializes in business development, strategic consultancy and corporate advisory in mergers and acquisition and joint venture across Malaysia, Singapore, China, Japan, Thailand and Indonesia.

Since October 2020, Datuk Dr. Wong has served as Executive Director of Metronic Global Bhd, an investment holding company, where she has been optimizing financial operations, establishing business goals, advising the board of directors on organizational activities and executing special business projects. She has also been involved in various investment opportunities in business diversification, generating new revenue and increasing shareholders’ wealth.

Since February 2017, Datuk Dr. Doris Wong Sing Ee has been a non-independent non-executive director at Trive Property Group Bhd (0118.KL).

Datuk Dr. Wong served as an independent director and member of the audit committee and the compensation committee of Energem Corp from its initial public offering on November 16, 2021 until her appointment as Executive Director on January 27, 2023. Following Energem Corp’s completion of a series of transactions that resulted in its business combination with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”) on March 14, 2024, Datuk Dr. Wong served as a director of Graphjet until January 6, 2025.

Datuk Dr. Wong served as the Executive Director of BSL Corporation Berhad (KLSE: BSLCORP) from May 2024 to August 2025, a public listed company with its business segments constituting stamping and manufacturing of precision metal parts and fabrication of tools and dies, printed circuit boards (PCB) assembly of all types of electronics and electrical components, devices and systems, fabrication and forging of base metal components for consumer products. Previously, from January 2019 to September 2020, Datuk Dr. Doris Wong Sing Ee served as Chief Corporate Officer in Metronic Engineering Sdn. Bhd. (0043.KL) where she oversaw HR operations, set objectives for the HR team and helped shape the brand strategy of the company. Datuk Dr. Wong served as General Manager from 2015 to 2016 in Dai-Ichi Kikaku Sdn. Bhd. where she was overseeing and handling business development, client strategy and direction, creative, production, media planning, procurement and research. From 2012 to 2015, she served as Strategic Business Consultant for JLPW Law Firm where she handled mergers and acquisitions and joint venture deals internationally for various industries. From 2002 to 2012, Datuk Dr. Wong started her career as a Managing Director at Niagamatic Sdn. Bhd., where she controlled all business operations to give strategic guidance and directions to the board and staff to ensure the company achieved its financial vison, mission and long-term goals. We believe Datuk Dr. Wong is qualified to serve on our board of directors due to her extensive and varied deal experience throughout his career, including her prior special purpose acquisition company experience.

Datuk Dr. Wong completed AI Strategy & Leadership Programme, Said Business School, Oxford University (UK) in 2026. She holds a Doctor of Business Administration majoring in ESG in 2025, and a Master of Corporate Governance in 2016, both from HELP University, Malaysia. She earned her Bachelor’s degree in Creative Multimedia, majoring in Media Innovation in 2003 from Multimedia University, Malaysia.

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Kiu Cu Seng. Mr. Kiu has served as our Chief Financial Officer since February 26, 2025. Mr. Kiu brings extensive accounting and audit experience involving publicly listed companies, supported by his strong background in financial reporting and compliance. Prior to his current roles, Mr. Kiu served as Energem Corp’s Chief Financial Officer from August 12, 2021 through its completion of a series of transactions that resulted in its business combination with Graphjet on March 14, 2024.

Since March 2021, Mr. Kiu has served as Group Accountant for Sanichi Technology Bhd and he took on the role of Group Accountant at Computer Forms (Malaysia) Berhad from September 2022. In these capacities, he oversees the preparation of consolidation financial statements, ensures compliance with relevant accounting standards, and supports group-wide financial reporting, analysis and governance. Mr. Kiu served as Group Accountant for Trive Property Group Berhad and BCM Alliance Berhad from March 2021 to September 2025. From June 2019 to February 2021, Mr. Kiu held managerial roles at SBY & Partners PLT (formerly known as Siew Boon Yeong & Associates), a well-established professional accounting organization providing a comprehensive range of services ranging from audit and assurance, taxation and accounting where he specialized in auditing matters. Mr. Kiu graduated from Infrastructure University Kuala Lumpur in 2013 with a bachelor’s degree (with Honors) in Accounting and from Kuala Lumpur Infrastructure University College with a Diploma in Accounting in 2009.

 Dr. Satis Waran Nair Krishnan. Dr. Krishnan has served as a member of our Board of Directors, Chair of the Nominating and Governance Committee and member of the Audit Committee and Compensation Committee since April 2025. Dr. Krishnan is a General Practitioner with Centric Health in Drogheda, County Louth, Ireland. He has extensive experience in public healthcare and primary care, having served in various clinical and leadership roles for more than a decade prior to his current role. He is also currently working closely with the Irish College of General Practitioners (ICGP) as part of ongoing professional development and training initiatives.

He completed advanced training in primary care dermatology through programs offered by the Association of Family Physicians of Malaysia (AFPM) and the Institute of Dermatology in Bangkok, Thailand.

Inigo Angel Laurduraj. Ms. Laurduraj has served as a member of our Board of Directors, Chair of the Audit Committee and member of the Compensation Committee and Nominating and Governance Committee since April 2025. Ms. Laurduraj brings extensive audit and accounting services to the Company over her 20 years in that industry. Ms. Laurduraj served as a Senior Accounting Manager at IOI Oleochemicals Sdn. Bhd., an edible oil refining and oleochemicals company for 11 years from 2007 through 2018. Prior to that, she served from 2005 through 2007 as an Auditor for Moore Stephens (now Moore Global), a global firm operating in 114 countries specializing in accounting and finance services, audit and assurance, fund services, private client services, corporate services, and tax services. Ms. Laurduraj earned an Association of Chartered Certified Accountants (ACCA) in 2015 and a Bachelors of Arts in Accounting in 2014.

Soon Ping Pappas. Ms. Pappas has served as a member of our Board of Directors, Chair of the Compensation Committee and member of the Audit Committee and Nominating and Governance Committee since September 2025. Ms. Pappas brings more than 10 years of business and management experience to her new role on the Board. As a licensed and registered Occupational Therapy Assistant in the State of New York, Ms. Pappas has worked as a occupational therapy practitioner on Long Island, New York since 2023. Prior to that Ms. Pappas worked as an International Marketing Coordinator where she assisted in the planning, execution, and monitoring of international marketing campaigns across digital, print, and social media channels and worked with public relations, events, and operations teams to align international marketing with guest experiences. Ms. Pappas earned an Associate’s Degree in Applied Science from Suffolk Community College (New York) in 2024 (Dean’s List) and a Certificate in Business Studies from Segi College, Kuala Lumpur, Malaysia in 2010. Ms. Pappas is fluent in English, Mandarin, Cantonese, and Bahasa Melayu.

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Governance Committee Charter

Our Board is responsible for providing effective governance and oversight of our affairs. Our corporate governance practices are designed to align the interests of our Board and management with those of our stockholders and to promote honesty and integrity. Our Board has adopted Amended and Restated Nominating and Corporate Governance Committee Charter (the “Governance Committee Charter”) that outline our corporate governance policies and procedures, including, among other topics, director responsibilities, Board committees, director access to the Company’s officers and employees, director compensation, management succession and performance evaluations of the Board. More information about our corporate governance including a copy of our Governance Committee Charter, is available on our website at www.bgmsglobal.com, in the Investor Relations section, under the heading “Corporate Governance.”

Code of Conduct

We have adopted a written Amended and Restated Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. We are committed to the highest standards of ethical and professional conduct, and the Code of Conduct provides guidance on how to uphold these standards. The Code of Conduct is available on our website at www.bgmsglobal.com, in the Investor Relations section, under the heading “Corporate Governance.” We intend to post any substantive amendments to, or waivers of, the Code of Conduct applicable to our principal executive officer, principal financial officer, principal accounting officer, or directors on our website. You may request a printed copy of the Code of Conduct by contacting the Corporate Secretary as set forth below under the heading “Stockholder Communications to the Board of Directors.”

Director Independence

A majority of the directors of the Board must be affirmatively determined by the Board to be independent under the rules of The Nasdaq Stock Market LLC (“Nasdaq Rules”). In making these determinations, the Board considers and broadly assesses all of the information provided by each director in response to detailed inquiries concerning his or her independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company, taking into account the applicable Nasdaq Rules and SEC rules and regulations as well as the manner in which any relationships may potentially have the appearance of impacting independence. The Board has determined that each member of the Audit, Compensation Committee and Corporate Governance Committee is independent under applicable Nasdaq Rules; each member of the Audit Committee is also independent under the independence criteria required by Nasdaq Rules and the SEC for audit committee members; and each member of the Compensation Committee is “independent” under the criteria established by Nasdaq Rules and qualifies as a “non-employee director” pursuant to Rule 16b-3 of the Exchange Act.

Board and Committee Membership

Our Board has established the following three standing committees to assist it with its responsibilities:

●	Audit Committee

●	Compensation and Organization Committee

●	Nominating and Corporate Governance Committee

The table below provides the current membership for each of the Board committees:

Name	Audit	Compensation	Governance
Soon Ping Pappas	Member	Chair	Member
Dr. Satis Waran Nair Krishnan	Member	Member	Chair
Inigo Angel Laurduraj	Chair	Member	Member

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During 2025, the Board held 18 meetings and our independent directors met in regularly scheduled executive sessions. Directors are expected to attend all Board meetings, the annual meeting of stockholders, and meetings of committees on which they serve, and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Director attendance and meeting preparation is part of the annual evaluation process conducted by the Governance Committee. All of our then directors attended our 2025 annual meeting of stockholders (“2025 Annual Meeting”). Each of our current directors attended 100% of the meetings of the Board and of the standing committees of which he or she was a member during 2025.

The Board has adopted written charters for each of the Audit, Compensation and Governance Committees that set forth the responsibilities, authority and specific duties of each such committee. Each committee reports out regularly to the full Board regarding its deliberations and actions. The charters for each of the committees of our Board are available on our website at www.bgmsglobal.com, in the Investor Relations section, under the heading “Corporate Governance.”

Committees of the Board of Directors and Meetings

Meeting Attendance. During 2025, there were 22 meetings of our Board of Directors, and the Compensation Committee, the Audit Committee and the Governance Committee. One director attended fewer than 75% of the total number of meetings of the Board of Directors or of the committees of the Board of Directors on which they served during 2025. Following the change in control of the company and its Board of Directors on February 26, 2025, no director attended fewer than 100% of the total number of meetings of the Board of Directors or of the committees of the Board of Directors on which they served during 2025 We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our then serving directors attended our annual stockholders’ meeting in 2025 held on June 30, 2025. Each of the committees of the Board of Directors is described below.

Audit Committee. Our Audit Committee met 4 times during 2025. The Audit Committee, post the February 26, 2025 change of control had three members: Inigo Angel Laurduraj (Chair), Dr. Satis Waran Nair Krishnan and Soon Ping Pappas (replacing Kwang Fock Chong in September 2025). All members of the Audit Committee satisfy the current independence standards promulgated by Nasdaq and the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Inigo Angel Laurduraj is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. For additional information, please see the report of the Audit Committee set forth elsewhere in this proxy statement. A copy of the Audit Committee’s written charter is publicly available on our website at www.bgmsglobal.com.

Compensation and Organization Committee. Our Compensation and Organization Committee met 0 times during 2025. The Compensation and Organization Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by Nasdaq and the SEC. The Compensation and Organization Committee currently has three members: Inigo Angel Laurduraj (Chair), Dr. Satis Waran Nair Krishnan and Soon Ping Pappas (replacing Kwang Fock Chong in September 2025). Our Compensation and Organization Committee’s role and responsibilities are set forth in its written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Committee also administers our 2020 Inducement Equity Incentive Plan, our 2018 Equity Incentive Plan, our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan, as amended. Our Compensation and Organization Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. A copy of the Compensation and Organization Committee’s written charter is publicly available on our website at www.bgmsglobal.com.

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Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met 0 times during 2025. The Nominating and Corporate Governance Committee consists of Dr. Satis Waran Nair Krishnan (Chair), Inigo Angel Laurduraj and Soon Ping Pappas (replacing Kwang Fock Chong in September 2025), all of whom qualify as independent under the definition promulgated by Nasdaq and the SEC. The functions of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. Generally, our Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its guiding principles as set forth in the Nominating and Corporate Governance Committee’s written charter.

Additionally, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, professional experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.bgmsglobal.com.

Board Leadership Structure

Under our Governance Committee Charter, to ensure Board independence, no less than a majority of our directors are required to be independent in accordance with Nasdaq Rules. Pursuant to our Governance Committee Charter, our Board determines the best board leadership structure for the Company and may choose its Chairman in the manner it deems to be in the best interests of the Company and its stockholders. The Board does not have a formal policy that requires the roles of Chairman and Chief Executive Officer to be separate.

The Board believes that its members provide a broad array of experience, expertise and perspective that support our Chief Executive Officer and Executive Director, Datuk Dr. Doris Wong Sing Ee, to lead the Company and its management. Datuk Dr. Wong works closely with the entire Board, in developing the strategies, agendas and direction of the Board and for the Company as a whole. We recognize that different board leadership structures may be appropriate for companies in different situations and at different times and may choose a different leadership structure in the future. As part of our annual Board self-evaluation process, we evaluate how the Board and governance structure function to ensure that the Board continues to provide an optimal governance structure for the Company and our stockholders, with oversight by the Governance Committee.

Role in Risk Oversight

Our Board is responsible for overseeing the Company’s risk management processes. The Board regularly reviews the Company’s long-term business strategy, including the Company’s short-term and long-term strategic objectives, and monitors progress on those objectives. The Board, along with management, considers the risks and opportunities that impact the long-term sustainability of the Company’s business model. Our Board regularly reviews the Company’s progress with respect to its strategic goals, the risks that could impact the long-term sustainability of our business and the related opportunities that could enhance the Company’s long-term sustainability. In addition, our Board periodically meets with Company management to review and discuss the Company’s major risk exposures and the steps taken by management to monitor and mitigate these exposures. Further, our Board also receives direct reports from management on risk topics of general interest to the full Board, and each of our Committees also receives periodic reports on topics relevant to the oversight of risk areas within the purview of such Committee and regular reports to the full Board on these risk management matters.

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Our Audit Committee is responsible for overseeing accounting, audit, financial reporting, internal control, internal audit, and disclosure control matters and reviews and discusses with management, our internal auditor, our outside independent registered public accounting firm and legal counsel financial risk associated with these functions and the manner, policies and systems pursuant to which management addresses these risks.

Both our Board and our Compensation Committee actively review and discuss with management our annual and long-term compensation incentive programs to identify and mitigate potential risks associated with incentive compensation. They assess both the appropriateness of the incentive performance goals, which are both financial and operational, as well as our financial and operating results upon which our incentive awards are based. In addition, our Compensation Committee oversees and advises management on succession planning risks related to our senior management team.

While our Board and its committees oversee risk management, management is primarily responsible for day-to-day risk management processes and for reports to the Board and Committees on risk management matters. We believe that this division of risk management responsibility is the most effective approach to address the Company’s risk management and that the division of responsibility within and among the Board and Committees allows the opportunity for regular review and discussion with our Board members as well as appropriate Board member input on, and consideration of, our risk management processes and systems. Our Board also oversees our risks from cybersecurity threats. For further information related to our cybersecurity risk management, please refer to Item 1C. in our Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”).

Policy Prohibiting Hedging

Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department by phone at (908) 955 0526 or via e-mail to info@bgmsglobal.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Kiu Cu Seng, Bio Green Med Solution, Inc., Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

●	junk mail and mass mailings;

●	resumes and other forms of job inquiries;

●	surveys; and

●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2024 and 2025 to (1) our current and former Chief Executive Officers and Executive Directors, (2) our current and any former Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our former Senior Vice President and Chief Medical Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1) (2)	Stock Awards ($)(1) (3)	All Other Compensation ($)(4) (5) (6)	Total ($)
Datuk Dr. Doris Wong Sing Ee, Chief Executive Officer and Executive Director	2025	-			420,249	50,536	470,785
	2024	-	-	-		-	-
Kiu Cu Seng, Chief Financial Officer, Executive Director and Secretary	2025	-			280,000	5,054	285,054
	2024	-	-	-	-	-	-
David Lazar, Former Interim Chief Executive Officer and Principal Financial Officer	2025		50,000			16,250	66,250
	2024	-	-	-		-	-
Spiro Rombotis, Former President and Chief Executive Officer	2025			288,605		558,831	847,436
	2024	560,131	0	0	-	24,869	585,000
Paul McBarron, Former Executive Vice President, Finance, Chief Financial Officer, Chief Operating Officer, Secretary(7)	2025			162,340		337,574	499,914
	2024	312,615	0	0		21,008	333,623
Mark Kirschbaum, MD, Former Senior Vice President and Chief Medical Officer(8)	2025	-	-	-	-	-	-
	2024	30,365	0	0	-	0	30,365

(1)	These amounts represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts in the column reflect rounding.

(2)	Options were granted during the year ended December 31, 2025 to Spiro Rombotis and Paul McBarron in the amounts of 4,000 shares and 2,250 shares respectively. The options were granted on February 26, 2025 with a grant date fair value of $72.15 per share, and was in connection with short term consultancy agreements entered into following their resignations on January 6, 2025. No options were granted during the year ended December 31, 2024.

(3)	Restricted Stock Units were granted during the year ended December 31, 2025 to Datuk Dr. Doris Wong and Kiu Cu Seng in the amounts of 300,178 shares and 200,000 shares respectively. The Restricted Stock Units were granted on November 12, 2025 with a grant date fair value of $1.40 per share and vest immediately upon grant. No Restricted Stock Units were granted during the year ended December 31, 2024.

(4)	Consists of payments made to Datuk Dr Doris Wong, Kiu Cu Seng and David Lazar under the Company’s Director Compensation Program.

(5)	Consists of Executive Officer Settlement Agreements made to Spiro Rombotis and Paul McBarron in connection with the termination of their employment contracts following their resignations on January 6, 2025.

(6)	Consists of the following for Spiro Rombotis, Paul McBarron and Mark Kirschbaum for the year ended December 31, 2024: Payments for private medical and health insurance, life insurance and permanent health insurance; and matching contributions made under the Company’s U.S. 401(k) Plan and U.K. Group Personal Pension Plan.

(7)	Mr. McBarron’s compensation for the year ended December 31, 2024 was translated from British pound sterling to the U.S. dollar using the exchange rates of 1.27795 as of December 31, 2024.

(8)	Dr. Kirschbaum was terminated as Chief Medical Officer on January 25, 2024.

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Narrative Disclosure to Summary Compensation Table

The Compensation and Organization Committee of our Board of Directors makes decisions regarding the compensation of our Chief Executive Officer and Executive Director. The Compensation and Organization Committee is composed entirely of independent directors and meets in executive sessions to discuss and formulate its recommendations for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year but does consider the achievement of preset goals as part of its deliberations.

The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Committee with a self-review of his performance as part of the Company’s review process. The Compensation and Organization Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:

●	the executive’s scope of responsibilities;

●	an informed market assessment of competitive practices for similar roles within peer group companies;

●	evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self-assessment; and

●	recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Committee is authorized to engage and retain independent consultants and other experts to assist in fulfilling its responsibilities, and the Committee engages periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation.

Datuk Dr. Doris Wong Sing Ee, Chief Executive Officer, was appointed on February 26, 2025 following a change of control of the Company. We do not yet have an employment agreement with Datuk Dr. Doris Wong.

Kiu Cu Seng, Chief Financial Officer, was appointed on February 26, 2025 following a change of control of the Company. We do not yet have an employment agreement with Mr. Kiu Cu Seng..

David Lazar, Former Interim Chief Executive Officer and Interim Principal Accounting Officer, was appointed on January 2, 2025 following a change of control of the Company. Mr. David Lazar resigned on April 1, 2025 following a further effective change of control of the Company on February 26, 2025. There was no employment agreement with Mr. Lazar during his tenure.

Spiro Rombotis, Former President and Chief Executive Officer. On April 28, 2023, we entered into a two-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2023 and which terminated on January 6, 2025 coinciding with his resignation. Mr. Rombotis was paid an annual base salary of $560,131 for the year ending December 31, 2024 and $0, for the partial year ending December 31, 2025, respectively. In addition, Mr. Rombotis agreed to certain confidentiality and assignment of inventions obligations and was subject to certain non-competition obligations for a period of one year following termination of his employment.

Paul McBarron, Former Executive Vice President, Finance, Chief Financial Officer, Chief Operating Officer, Secretary. On April 28, 2023, we entered into a two-year employment agreement with Mr. McBarron, effective January 1, 2023 and which terminated on January 6, 2025 coinciding with his resignation. Mr. McBarron was paid an annual base salary of £244,622, or $312,615 for the year ending December 31, 2024 and £0, for the partial year ending December 31, 2025, respectively. In addition, Mr. McBarron agreed to certain confidentiality and assignment of inventions obligations and was subject to certain non-competition obligations for a period of one year following termination of his employment.

Mark Kirschbaum, Former Senior Vice President and Chief Medical Officer. On October 17, 2020, we entered into an employment agreement with Dr. Mark Kirschbaum, effective October 23, 2020. We terminated Dr. Kirschbaum’s employment on January 25, 2024. Prior to his termination, Dr. Kirschbaum’ annual base salary was $396,760. Dr. Kirschbaum was paid an annual base salary of $30,365 for the partial year ending December 31, 2024.

16

EQUITY COMPENSATION PLAN INFORMATION

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2025, to each of the executive officers named in the Summary Compensation Table in the section titled “EXECUTIVE AND DIRECTOR COMPENSATION” above. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock splits completed on May 12 and July 7, 2025.

Name	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable		Option Exercise Price(1) ($)	Option Expiration Date
Spiro Rombotis	-	4,000	(2)	79.20	02/26/2035

Paul McBarron	-	2,250	(2)	79.20	02/26/2035

(1)	The option exercise price is the closing price of our Common Stock on The Nasdaq Capital Market on the date the option was granted.

(2)	These options were granted on February 26, 2025, and vest immediately. However, these options are currently held as unregistered shares, issued through our 2018 Equity Incentive Plan.

Potential Payments Upon Termination or Change-in-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our 2006 Equity Incentive Plan, or 2006 Plan, our 2015 Equity Incentive Plan, or 2015 Plan, our 2018 Equity Incentive Plan, or 2018 Plan, and our 2020 Inducement Equity Incentive Plan, or 2020 Plan (and collectively with the 2006 Plan, 2015 Plan, and 2018 Plan the “Plans”) provide for payments to named executive officers in connection with a termination or a change-in-control of the Company. All of such agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control have terminated.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock splits completed on May 12 and July 7, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Dr. Satis Waran Nair Krishnan	$8,967	$-	$8,967
Inigo Angel Laurduraj	$8,967	$-	$8,967
Soon Ping Pappas	$3,267	$-	$3,267
Kwang Fock Chong	$3,437	$-	$3,437
Sam Barker	$60,833	$-	$60,833
David Natan	$66,250	$210,441	$276,691
Avraham Ben-Tzvi	$66,250	$210,441	$276,691

(1)	These amounts represent the aggregate grant date fair value of options and restricted stock units granted to each director during the year ended December 31, 2025 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our financial statements included on our Form 10-K for the fiscal year ended December 31, 2025.

(2)	The fair value of the options granted on February 26, 2025 was $72.15 per share. A total of 2,917 stock options were granted to David Natan and Avraham Ben-Tzvi during the year ended December 31, 2025.

17

Director Compensation Program

Under the terms of our Director Compensation Program, the members of our Board of Directors for fiscal year 2025 are paid a fixed monthly or quarterly fee, currently payable on a monthly basis in arrears, on the first day of each month, as follows:

Title	Annual Amount
Current Chief Executive Officer	$60,000
Current Chief Financial Officer	$6,000
Current Other Non-Management Board Members	$12,000
Former Chairman (Post 26 February 2025 Change of Control)	$6,000

Pre 26 February 2025 Change of Control
Former Chairman	$65,000
Former Other Non-Management Board Members	$65,000
Former Interim Chief Executive Officer	$65,000

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2025.

	(a)	(b)	(c)
Number of
Securities
remaining
	Number of		available for
	Securities to be	Weighted	future issuance
	issued upon	average	under equity
	exercise of	exercise price	compensation
	outstanding	of outstanding	plans (excluding
	options,	options,	securities
	warrants and	warrants,	reflected in
Plan Category	rights	and rights	column (a))
Total equity compensation plans approved by security holders(1)	1,081	$240.04	4,282,120
Equity Compensation Plans Not Approved By Security Holders(2)	-	$-	55

(1)	Consists of our 2018 Plan, our 2015 Plan, and our 2006 Plan. The Plans provide for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. There were no shares available for issuance, as of the date hereof, under the 2006 Plan or the 2015 Plan.

(2)	Consists of our 2020 Plan. The 2020 Plan provides for the grant of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units.

18

PAY VERSUS PERFORMANCE TABLE

We are providing the following information pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation S-K (the “Pay Versus Performance Rule”), which requires disclosure of certain information about the relationships between our performance and the compensation of our named executive officers. The following table reports, for the three most-recent fiscal years, the compensation of our Chief Executive Officer and the average compensation of our other non-CEO named executive officers (“Non-CEO Named Executive Officers”), as well as the “Compensation Actually Paid” as calculated in accordance with the Pay Versus Performance Rule and certain performance measures required by the rule. The amounts reported as “Compensation Actually Paid” do not reflect the actual amount of compensation earned by or paid to our Chief Executive Officer or our Non-CEO Named Executive Officers and differ from the compensation amounts disclosed elsewhere in this proxy statement.

Year	Summary Compensation Table Total for CEO 1 (1) (2)	Compensation Actually Paid to CEO 1(1) (3)	Summary Compensation Table Total for CEO 2 (1) (2)	Compensation Actually Paid to CEO 2 (1) (3)	Summary Compensation Table Total for CEO 3 (1) (2)	Compensation Actually Paid to CEO 3 (1) (3)	Aggregate Summary Compensation Table Total for Non-CEO NEOs (1) (2)	Aggregate Compensation Actually Paid to Non-CEO NEOs(1) (3)	Value of initial fixed $100 investment based on total shareholder return (TSR) (4)	Net Loss (in thousands) (5)
2025	$470,785	$50,536	$66,250	$66,250	$847,436	$847,436	$784,968	$504,968	$0.06	$(2,998)
2024	$-	$-	$-	$-	$585,000	$547,706	$363,988	$342,889	$3.76	$(11,212)
2023	$-	$-	$-	$-	$661,049	$65,807	$833,233	$172,676	$26.69	$(22,555)

(1)

For the year 2025, CEO 1 was Datuk Dr. Doris Wong Sing Ee, CEO 2 was Mr. David Lazar and CEO 3 was Mr. Spiro Rombotis. For years 2024 and 2023, the CEO was Spiro Rombotis. The Non-CEO named executive officers (the “NEOs”) were Mr. Kiu Cu Seng for 2025, Mr. Paul McBarron for all years and Mark Kirschbaum, MD for 2024 and 2023.

(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) in the “Executive and Director Compensation” section. See the footnotes to the SCT for further details regarding the amounts in these columns.

(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with SEC rules by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP):

(4)	Cumulative Total Shareholder Return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2021, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or December 31, 2023, December 31, 2024 and December 31, 2025. We did not pay dividends in the periods presented.

(5)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

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	Fiscal Year 2025				Fiscal Year 2024		Fiscal Year 2023
	CEO 1	CEO 2	CEO 3	NON- CEO NEO’s	CEO	NON- CEO NEO’s	CEO	NON- CEO NEO’s
SCT Total Compensation	470,785	66,250	847,436	784,968	585,000	363,988	661,049	833,233
Subtract Reported SCT Stock Option Award Value ($)	(420,249)	0	0	(280,000)	0	0	(100,421)	(118,167)
Add Year-end Fair Value of Unvested Awards Granted in the Applicable Fiscal Year ($)	0	0	0	0	0	0	21,961	26,051
Add Change in Fair Value of Awards Granted in Prior Years Outstanding and Unvested as of the Applicable Fiscal Year End ($)	0	0	0	0	(21,986)	(13,042)	(164,307)	(172,971)
Add Change in Fair Value of Awards Granted in Prior Years that Vested during the Applicable Year as of the Vesting Date	0	0	0	0	(15,308)	(8,057)	(352,475)	(395,470)
Total Compensation Actually Paid	50,536	66,250	847,436	504,968	547,706	342,889	65,807	172,676

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.

Compensation Actually Paid versus Net Loss
Compensation Actually Paid ($)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Net Loss ($000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2023
2024
2025
Axis Title
CEO 1 Compensation Actually Paid
CEO 2 Compensation Actually Paid
CEO 3 Compensation Actually Paid
Average Non-CEO NEO Compensation Actually Paid
Net Loss

20

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.

In 2025, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.

The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of SFAI Malaysia Plt. (“SFAI”).

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and SFAI, our independent registered public accounting firm.

The Audit Committee discussed with SFAI the matters required to be discussed in accordance with Auditing Standard No. 18 — Communications with Audit Committees.

The Audit Committee received written disclosures and the letter from SFAI regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding SFAI communications with the Audit Committee and the Audit Committee further discussed with SFAI their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and SFAI, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

2025 Members of the Audit Committee

●	Inigo Angel Laurduraj (Chair)

●	Dr. Satis Waran Nair Krishnan

●	Soon Ping Pappas

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions. Except as described below, there have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

21

PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK

PROPOSAL 1:

ELECTION OF DIRECTORS

Background

Pursuant to the bylaws of the Company, the number of directors on the Board may not be fewer than one or greater than nine. The Board is currently comprised of five directors, each of whom will hold office for the term to which he or she was elected and until his or her successor is duly elected and qualifies. The directors of the Company are divided into three classes, designated Class I, Class II and Class III. Each class of directors holds office for a three-year term. The current Class II directors hold office for a term expiring at the 2027 annual meeting. The current Class C director holds office for a term expiring at the 2028 annual meeting.

The current Class I directors hold office for a term expiring at the Annual Meeting. At the Annual Meeting, stockholders of the Company are being asked to consider the election of Dr. Satis Waran Nair Krishnan and Inigo Angel Laurduraj as Class I directors. Each of Dr. Satis Waran Nair Krishnan and Inigo Angel Laurduraj have been nominated for re-election for a three-year term expiring at the 2029 annual meeting of the stockholders. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve. If the stockholders of the Company do not affirmatively vote for a director nominee such that the director nominee does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, such director will continue to serve as a director until his or her successor is duly elected and qualifies. In the event that either nominee shall become unable or unwilling to serve, proxies solicited by the Board of Directors will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that either nominee will be unable or unwilling to serve.

Required Vote

A plurality of the votes cast at the Annual Meeting by the holders of our Common Stock is required to elect the nominees as director.

Recommendation

The Board recommends that stockholders vote “FOR” the election of its director nominees,

Dr. Satis Waran Nair Krishnan and Inigo Angel Laurduraj, as directors of the Company.

22

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed SFAI Malaysia Plt. (“SFAI”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. SFAI audited our consolidated financial statements for the fiscal year ended December 31, 2025 and performed other services as described under “Fees Paid to the Independent Registered Public Accounting Firm” below.

We are submitting the selection of SFAI to our stockholders for ratification as a matter of good corporate governance. If the appointment is not ratified by the stockholders of the Company, the Audit Committee may reconsider the selection of SFAI as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time it determines that a change would be in the best interests of the Company and our stockholders.

Representatives of SFAI are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Ratification of the appointment of SFAI Malaysia Plt. to serve as our independent registered public accounting firm for 2026 requires that a majority of the votes represented at the Annual Meeting, in person or by proxy, be voted “FOR” the proposal.

The Board recommends a vote “FOR” the ratification of the appointment of

SFAI Malaysia Plt., as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Fees Paid to the Independent Registered Public Accounting Firm

The following table provides detail about fees for professional services rendered by SFAI for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees	$53,820	$20,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$53,820	$40,000

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established a policy concerning the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services provided by the independent registered public accounting firm are to be regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. The authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee, and any such approvals must be reported to the full Audit Committee at its next meeting. All services provided by SFAI during 2025 and 2024 were pre-approved by the Company’s Audit Committee in accordance with this pre-approval policy.

23

Report of the Audit Committee

The Audit Committee acts under a written charter adopted and approved by the Board, a copy of which may be found on the Company’s website at www.bgmsglobal.com, in the Investor Relations section, under the heading “Corporate Governance.” Each of the members of the Audit Committee is independent as defined under Nasdaq listing standards and applicable law.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and for its reporting process, including establishing and maintaining internal control over financial reporting and disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for auditing our annual financial statements and performing quarterly reviews. In fulfilling its responsibilities, the Audit Committee relies, without independent verification, on the information provided by management, the Company’s internal audit function and the Company’s independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2025 with management and with SFAI, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

The Audit Committee has discussed with SFAI those matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee also has received the written disclosures and the letter from SFAI required by the applicable PCAOB requirements for independent accountant communications with audit committees concerning auditor independence, and has discussed the independence of SFAI with that firm.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on 2025 Form 10-K for filing with the SEC.

Respectfully Submitted:

AUDIT COMMITTEE

Inigo Angel Laurduraj (Chair)

Dr. Satis Waran Nair Krishnan

Soon Ping Pappas

24

PROPOSAL 3:

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

General

The Dodd-Frank Wall Street Reform and Consumer Protection of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve on an advisory and non-binding basis, the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement, the compensation tables and related material contained in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our overall compensation decisions and policies. The Dodd-Frank Act also requires an advisory vote on executive compensation at least once every three years.

Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation and Organization Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

As more fully described in the Executive and Director Compensation section of this proxy statement, existing employment contracts provide for the bulk of the compensation of our executives. A significant portion, however, is discretionary and determined by the Compensation and Organization Committee on an annual basis. Historically (but subject to change in the future), much of the additional or bonus compensation and equity awards have been based on specific numeric and weighted criteria for these officers. On an annual basis, the Committee reviews and approves the objectives for each officer’s goals and the following year analyzes to what extent the objectives have been achieved. The Committee then determines the resulting additional compensation and equity grants. In so doing, the Committee considers the interest of the stockholders, current market practices, the clinical goals of the Company, the need to motivate its officers, and other criteria. The Committee has also considered the extensive experience of our executives in the biotech industry as well as their related and relevant activities prior to their entry into the biotech industry. These considerations inform the Committee’s assessment of the type of compensation program and incentives that are appropriate and necessary to attract, motivate and retain the named executives who are crucial to the Company’s long-term success.

Because your vote is advisory, it will not be binding on our Compensation and Organization Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Compensation and Organization Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2026 Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Bio Green Med Solution, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Officer and Director Compensation section of the proxy statement for the 2026 Annual Meeting, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, this resolution.

Recommendation

The Board recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

25

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller, or persons performing similar functions, which is posted on our website. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website where our Code of Business Conduct and Ethics can be found at: www.bgmsglobal.com.

In addition to being posted on the Company’s website, the text of the Code of Business Conduct and Ethics will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200, Attention: Kiu Cu Seng, Chief Financial Officer, Executive Director and Secretary.

Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December 31, 2025, unless the date of the 2026 Annual Meeting is held more than 30 days before or after June 18, 2026, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2026 Annual Meeting.

To be considered for presentation at the 2026 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations) must be received:

●	no earlier than February 18, 2026, and

●	no later than March 20, 2026.

In the event that we hold our 2026 Annual Meeting more than 30 days before or more than 60 days after the first anniversary of the date of our Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:

●	the 90th day prior to our 2026 Annual Meeting; or

●	the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting is first made.

In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner will not be presented or voted on at the 2026 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Bio Green Med Solution, Inc., Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200.

26

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room at the following location: 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 for further information on the public reference room. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also read and copy any document the Company files with the SEC on our website at www.galecto.com under the “Investors” menu.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 27, 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us is available on the SEC’s website, http://www.sec.gov.

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our 2025 Annual Report. Requests for such copies should be addressed to:

Bio Green Med Solutions, Inc.

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

Attention: Kiu Cu Seng,

Chief Financial Officer, Executive Director and Secretary

OTHER MATTERS

The Board of Directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

27

BGMS

BIO GREEN MED SOLUTION, INC.
C/O LAUREL HILL ADVISORY GROUP, LLC
2 ROBBINS CT. STE. 201
JERICHO, NY 11753

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96735-P53185 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIO GREEN MED SOLUTION, INC.

The Board of Directors recommends you vote FOR the following:

01) Dr. Satis Waran Nair Krishnan
02) Inigo Angel Laurduraj

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V96736-P53185

BIO GREEN MED SOLUTION, INC.
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders
June 18, 2026

The stockholder(s) hereby appoint(s) each of Datuk Dr. Doris Wong and Kiu Cu Seng, severally and not jointly, as proxies, each with the power to appoint her/his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bio Green Med Solution, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 P.M. Eastern Time on June 18, 2026, via live audio webcast at www.virtualshareholdermeeting.com/BGMS2026 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side